Exhibit 99.1

Intercontinental Exchange, Black Knight and the Federal Trade Commission

Jointly Agree to Dismiss Federal Court Case, Pending Settlement Negotiations

ATLANTA & NEW YORK & JACKSONVILLE, Fla., – August 7, 2023 – (BUSINESS WIRE) Intercontinental Exchange, Inc. (NYSE: ICE) and Black Knight, Inc. (NYSE: BKI) announced today that, amid progress toward a potential resolution, they have jointly stipulated, along with the Federal Trade Commission (FTC), to dismiss the preliminary injunction proceeding in the United States District Court seeking to block the close of ICE’s previously announced acquisition of Black Knight.

The joint stipulation dismisses the federal court complaint and dissolves the temporary restraining order that was previously in place, allowing ICE, Black Knight and the FTC to continue working toward a final settlement agreement resolving the FTC’s challenge to the acquisition.

In connection with the stipulation, ICE and Black Knight have entered into an agreement with the FTC staff (the “Timing Agreement”) to refrain from closing ICE’s acquisition of Black Knight before 11:59 p.m. EDT on the tenth calendar day after the parties sign an Agreement Containing Consent Order (ACCO) for submission to the FTC. The Timing Agreement provides certain deadlines and milestones for a mutually acceptable ACCO by August 25, 2023 (subject to extension in certain circumstances); if the parties do not sign an ACCO by that time, any party may unilaterally terminate the Timing Agreement with three calendar days written notice to all other parties.

The agreement follows the announced divestiture agreements for Black Knight’s Optimal Blue business and Empower loan origination system (LOS) business, which were announced earlier this year in July and March, respectively. ICE and Black Knight entered into the divestiture agreements in connection with efforts to secure regulatory clearance for ICE’s proposed acquisition of Black Knight.

The divestiture transactions are subject to the closing of ICE’s acquisition of Black Knight and other customary closing conditions.

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks to connect people to opportunity. We provide financial technology and data services across major asset classes that offer our customers access to mission-critical workflow tools that increase transparency and operational efficiencies. We operate exchanges, including the New York Stock Exchange, and clearing houses that help people invest, raise capital and manage risk across multiple asset classes. Our comprehensive fixed income data services and execution capabilities provide information, analytics and platforms that help our customers capitalize on opportunities and operate more efficiently. At ICE Mortgage Technology, we are transforming and digitizing the U.S. residential mortgage process, from consumer engagement through loan registration. Together, we transform, streamline and automate industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located here. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

About Black Knight

Black Knight, Inc. (NYSE: BKI) is an award-winning software, data and analytics company that drives innovation in the mortgage lending and servicing and real estate industries, as well as the capital and secondary markets. Businesses leverage our robust, integrated solutions across the entire homeownership life cycle to help retain existing customers, gain new customers, mitigate risk and operate more effectively.

Our clients rely on our proven, comprehensive, scalable products and our unwavering commitment to delivering superior client support to achieve their strategic goals and better serve their customers. For more information on Black Knight, please visit www.blackknightinc.com.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about Black Knight’s or ICE’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition of Black Knight by ICE (the “Transaction”), including future financial and operating results, Black Knight’s or ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Black Knight’s and ICE’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of Black Knight or ICE to terminate the definitive merger agreement governing the terms and conditions of the Transaction, as amended by the parties on March 7, 2023; the possibility that the Federal Trade Commission, Black Knight and ICE do not reach a mutually acceptable consent order that would allow the Transaction to close in a timely manner or at all; the outcome of any legal proceedings that may be instituted against Black Knight or ICE, including any further litigation by the Federal Trade Commission; the possibility that the Transaction (or the proposed divestiture of Black Knight’s Optimal Blue business or its Empower loan origination system (LOS)) does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Black Knight or ICE or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Black Knight and ICE operate; the ability to promptly and effectively integrate the businesses of Black Knight with those of ICE; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Black Knight’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; ICE’s ability to complete the contemplated debt financing on a timely basis, on favorable terms or at all; and the impact of the global COVID-19 pandemic on Black Knight’s or ICE’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Black Knight’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Black Knight’s or ICE’s results.

All forward-looking statements attributable to Black Knight or ICE, or persons acting on Black Knight’s or ICE’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Black Knight and ICE do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Black Knight or ICE update one or more forward-looking statements, no inference should be drawn that Black Knight or ICE will make additional updates with respect to those or other forward-looking statements. Further information regarding Black Knight, ICE and factors which could affect the forward-looking statements contained herein can be found in Black Knight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC, and in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Agreement and Plan of Merger, dated as of May 4, 2022, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 7, 2023, among Black Knight, ICE and Sand Merger Sub Corporation (the “Amended Merger Agreement”), ICE has filed with the SEC a post-effective amendment to the Registration Statement on Form S-4 (as amended by the post-effective amendment, the “Amended Registration Statement”). The Amended Registration Statement includes an updated proxy statement of Black Knight that also constitutes a prospectus of ICE. The Amended Registration Statement was declared effective by the SEC on March 30, 2023, and Black Knight commenced mailing the updated definitive proxy statement/prospectus to its stockholders on or about March 31, 2023.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE AMENDED REGISTRATION STATEMENT ON FORM S-4 AND THE UPDATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE AMENDED REGISTRATION STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE UPDATED PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING BLACK KNIGHT, ICE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Black Knight or ICE through the website maintained by the SEC at http://www.sec.gov or from Black Knight at its website, www.blackknightinc.com, or from ICE at its website, www.theice.com. Documents filed with the SEC by Black Knight will be available free of charge by accessing Black Knight’s website at www.blackknightinc.com under the tab “Investors” and then under the heading “Financials—SEC Filings” or, alternatively, by directing a request by mail or telephone to Black Knight, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, (904) 854-5100, and documents filed with the SEC by ICE will be available free of charge by accessing ICE’s website at www.theice.com and following the link for “Investor Relations” or, alternatively, by directing a request by mail or telephone to Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attention: Investor Relations, (770) 857-4700, or by email to investors@ice.com.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Category: Mortgage Technology

SOURCE: Intercontinental Exchange

ICE-CORP

ICE Media Contact:

Josh King

(212) 656 2490

josh.king@ice.com

Damon Leavell

damon.leavell@ice.com

(212) 323-8587

media@ice.com

ICE Investor Contact:

Katia Gonzalez

katia.gonzalez@ice.com

(678) 981-3882

investors@ice.com

Black Knight Media Contact:

Michelle Kersch

michelle.kersch@bkfs.com

(904) 854-5043

Black Knight Investor Contact:

Steve Eagerton

steven.eagerton@bkfs.com

(904) 854-3683